May 14, 1999



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of CASCO INTERNATIONAL, INC. on Wednesday, June 16, 1999. The meeting will begin at 9:00 a.m., Eastern Standard Time, at the Company's executive offices located at 13900 Conlan Circle, Suite 150, Charlotte, North Carolina 28277.

         Information regarding the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully.

         Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

         We look forward to seeing you in Charlotte, North Carolina on June 16, 1999.

                                            Very truly yours,

                                             /S/ Charles R. Davis

                                            Charles R. Davis
                                            President

                            CASCO INTERNATIONAL, INC.
                            4205 East Dixon Boulevard
                          Shelby, North Carolina 28150

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on June 16, 1999

To the Stockholders of CASCO INTERNATIONAL, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CASCO INTERNATIONAL, INC. (the "Company") will be held at the Company's executive offices located at 13900 Conlan Circle, Suite 150, Charlotte, North Carolina 28277, on June 16, 1999 at 9:00 a.m., Eastern Standard Time, to consider and take action on the following matters:

     1. To elect five Directors to serve on the Board of Directors of the Company for one year and until their successors are duly elected and shall qualify;

     2.   To approve the Company's 1999 Stock Option Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on May 12, 1999 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the proxy statement accompanying this notice. A list of stockholders entitled to notice of and to vote at the meeting may be examined at the executive offices of the Company at 13900 Conlan Circle, Suite 150, Charlotte, NC 28277.

     So that we may be sure your vote will be included, please date, sign and return the enclosed proxy promptly. For your convenience, a postage paid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person. If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy issued in your name.

Dated May 14, 1999                           By Order of the Board of Directors

                                             /s/ Jeffrey A. Ross
                                             Jeffrey A. Ross, Secretary

                            CASCO INTERNATIONAL, INC.

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                           To be held on June 16, 1999

Summary


         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of CASCO INTERNATIONAL, INC. (the "Company") for use at its Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, June 16, 1999 at 9:00 a.m., Eastern Standard at the Company's executive offices located at 13900 Conlan Circle, Suite 150, Charlotte, North Carolina 28277, as set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof. This Proxy Statement, the form of proxy and the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 are first being mailed to Stockholders entitled to vote at the meeting on or about May 14, 1999.

         The Annual Meeting has been called to consider and take action on the election of six Directors to serve on the Board of Directors of the Company for one year and until their successors have been duly elected and shall qualify and to approve the Company's 1999 Stock Option Plan (the "Plan").

         The close of business on May 12, 1999 (the "Record Date"), has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. The stock transfer books will not be closed.


Solicitation and Revocation of Proxies

         This Proxy Statement is being furnished to Stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the time, place, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof.


         As of the Record Date, there were 1,783,200 of the Company's Common Stock, $.01 par value ("Common Stock") issued and outstanding. As of the Record Date, all of the present directors and executive officers of the Company, a group of seven persons, owned beneficially 674,550 shares of Common Stock. The Company believes that such officers and directors intend to vote their shares of Common Stock for each of the nominees to be elected as Directors named in this Proxy and for the approval of the Company's 1999 Stock Option Plan.

         The Company's Bylaws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting are present in person or represented by proxy. Under Delaware law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The proposal set forth herein to approve the Plan will be adopted if a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting vote in favor of such proposal.


         Proxies given by Stockholders for use at the meeting may be revoked at any time prior to the exercise of the powers conferred by giving notice of revocation to the Company in writing or at the meeting or by delivering to the Company a later appointment which supersedes the earlier one. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum, but have the affect of a no vote on matters other than director elections. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for that purpose.


         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED IN SUCH PROXIES. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

         The cost of solicitation of Proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies also may be solicited by personal interview or by telephone, in addition to the use of the mails, by directors, officers and regular employees of the Company without additional compensation therefor. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

Voting Rights

         Stockholders of record at the close of business on the Record Date, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Each Common Share of record as of the Record Date is entitled to one vote in all matters properly brought before the meeting.


Item 1. Election of six directors to serve for one year and until their successors have been duly elected and shall qualify.

     The Board of Directors has concluded that the re-election of S. Robert Davis, Charles R. Davis, David J. Richards, Michael P. Beauchamp, Randall J. Asmo and Rodney L. Taylor as Directors is in the best interests of the Company and recommends their election. The Board of Directors has no reason to believe that the nominees named below will be unavailable, or if elected, will decline to serve. Biographical information concerning Messrs. S. Robert Davis, Charles Davis, Richards, Beauchamp, Asmo and Taylor can be found under "Directors and Executive Officers of the Company."


         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed herein. Although the Board of Directors of the Company does not contemplate that any of such nominees will be unable to serve, if such situation exists prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

         The Board of Directors unanimously recommends a vote FOR the election of the nominees listed above. Unless indicated to the contrary, the enclosed Proxy will be voted "FOR" such nominees.


Directors and Executive Officers of the Company.


        The following table sets forth certain information concerning the directors and executive officers of the Company:

                                                                     Director or
                                                                       Executive
Name                  Age         Position                       Officer Since
----                  ---         --------                       -------------
S. Robert Davis (1)    60   Chairman of the Board                   1990 (2)

Charles R. Davis (1)   37   President and Director                  1990 (2)

Jeffrey A. Ross        31   Chief Financial Officer and Secretary   1996

David J. Richards      46   Director                                1997

Michael P. Beauchamp   52   Director                                1997

Randall J. Asmo        34   Director                                1999

Rodney L. Taylor       43   Director                                1999

(1) S. Robert Davis is the father of Charles R. Davis.

(2) Including the period prior to the Company's domicile change merger in 1996.

Executive officers are appointed by the Board of Directors and serve until their successors are duly elected and qualify, subject to earlier removal by the Board of Directors. Directors are elected at the annual meeting of shareholders to serve for one year and until their respective successors are duly elected and qualify, or until their earlier resignation, removal from office, or death. The remaining directors may fill any vacancy in the Board of Directors for an unexpired term.

Business Experience Of Directors And Executive Officers


     S. ROBERT DAVIS is the Chairman of the Board and President of Media Source, Inc. (formerly known as Pages, Inc.), a Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 ("Media Source") and the former parent of the Company. Prior to his election to the Board of Directors of Media Source, he served as Assistant to the President of Media Source from January 1988, to March 1990, on a part-time basis. Additionally, during the past five years Mr. Davis has operated several private businesses involving the developing, sale, and/or leasing of real estate.

     CHARLES R. DAVIS was elected President of the Company in September 1992. Additionally, during the past five years Mr. Davis has operated several private businesses involving the developing, sale and/or leasing of real estate but devotes substantially all of his business time to the Company.

     JEFFREY A. ROSS is a certified public accountant. He joined the Company as its controller in June 1993 and was promoted to Chief Financial Officer in November 1996. Mr. Ross was employed as an accountant by a large public accounting and consulting firm from September 1989, until June 1993.

     DAVID J. RICHARDS has been the President and a director of NetMed, Inc. for over five years. NetMed is not a parent, subsidiary or other affiliate of the Company. NetMed is a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934.

     MICHAEL P. BEAUCHAMP has been the President of Beauvestco, a management consulting firm, since 1989. Beauvestco is not a parent, subsidiary, or other affiliate of the Company.

         RANDALL J. ASMO was elected Director on February 19, 1999. He currently serves as Executive Vice President, Secretary and Director of Media Source, Inc. Since 1992, Mr. Asmo has served as Vice President of Media Source, Inc. and Director since 1997. Prior to that, he served as Assistant to the President for two years. Additionally, since 1987, Mr. Asmo has served as Vice President of Mid-States Development Corp., a privately-held real estate development and leasing company, as Vice President of American Home Building Corp., a privately-held real estate development company, and as an officer of several other small business enterprises.

     RODNEY L. TAYLOR was elected Director on February 19, 1999. He currently serves as General Manager of Family Ford Lincoln Mercury in Columbus, Ohio. From 1994 to 1997 Mr. Taylor was General Sales Manager at Bobb Chevrolet. Additionally, Mr. Taylor also owned an automotive and equipment leasing company based out of Columbus, OH.

The Board of Directors

         The Company's Bylaws provide that the number of Directors which shall constitute the whole Board of Directors shall be as from time to time determined by resolution of the Board of Directors, but the number shall not be less than three. The Board of Directors currently consists of six members. The Board of Directors held three meetings during the fiscal year ended December 31, 1998.

         There are no material proceedings to which any Director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Committees of the Board of Directors

         Audit Committee. The Company intends to establish an Audit Committee immediately after the Annual Meeting. The Audit Committee will be responsible for making recommendations to the Board of Directors concerning the selection and engagement of the Company's independent certified public accountants and reviewing the scope of the annual audit, audit fees, and results of the audit. The Audit Committee will also review and discuss with management and the Board of Directors such matters as accounting policies and internal accounting controls, and procedures for preparation of financial statements.


     Compensation Committee. The Compensation Committee consisted of S. Robert Davis, David J. Richards, and Michael P. Beauchamp during the last fiscal year. Neither Mr. Davis, Mr. Richards or Mr. Beauchamp serves as an employee of the Company. The Compensation Committee is responsible for establishing the compensation of the Company's directors and executive officers. The Compensation Committee held one meeting during 1998.

         Compensation Committee Interlocks and Insider Participation. Neither Messrs. Davis, Richards or Beauchamp, the Compensation Committee members, are or have been officers or employees of the Company and none had interlocking relationships with any other entities, including any of the type that would be required to be disclosed herein.


         The Company has no nominating committee or any committee performing a similar function.

Stock Ownership

        The following table sets forth, to the best of the Company's knowledge, certain information with respect to the beneficial ownership of shares of the Company's common stock (i) each person who beneficially owns more than 5% of the outstanding Company Common Stock, (ii) each director of the Company, (iii) the President of the Company (the only executive officer of the Company whose cash and non-cash compensation for services rendered to the Company for the year ended December 31, 1998, exceeded $100,000) and (iv) directors and executive officers of the Company as a group:


                              Amount and Nature of     Percent of
Name and Address              Beneficial Ownership(1)  Class (2)
----------------             ------------------------  ---------
S. Robert Davis                           275,820        13.7%
801 94th Avenue North
St. Petersburg, Florida 33702

Charles R. Davis                          242,066        12.0%
4205 East Dixon Blvd
Shelby, North Carolina 28150

David J. Richards                          48,109         2.4%
6189 Memorial Drive
Dublin, OH 43017

Michael P. Beauchamp                       31,480         1.6%
7422 Carmel Executive Park
Suite 107
Charlotte, NC 28226

Randall J. Asmo                            77,075         3.8%
5720 Avery Road
Dublin, OH 43016

Rodney L. Taylor                                0         0%
P. O. Box 725
Marietta, OH 45750

All directors  and  executive  officers   674,550        33.4%
as a group (7 persons)

(1) Represents sole voting and investment power unless otherwise indicated.

(2) Based on 1,783,200 shares of Company common stock outstanding as of the Record Date, plus, as to each person listed, that portion of the 233,580 unissued shares of Company common stock subject to outstanding options which may be exercised by such person within the next 60 days; and as to all directors and executive officers as a group, unissued shares of common stock as to which the members of such group have the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(3) Includes 4,066 shares owned by Mr. Davis' wife as to which Mr. Davis disclaims beneficial ownership and includes 15,000 unissued shares of Company Common Stock as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(4) Includes 10,936 shares owned by Mr. Davis' wife and 1,475 shares owned by Mr. Davis' children as to which Mr. Davis disclaims beneficial ownership and includes 117,800 unissued shares of Company common stock as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(5) The number of shares of Common Stock beneficially owned by all directors and executive officers as a group includes all the shares of Common Stock listed above including 43,500 unissued shares of Common Stock as to which the Company's three non-employee directors have the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days, 27,709 shares of Common Stock owned by Mr. Richards, a director of the Company, and 11,080 shares of Common Stock owned by Mr. Beauchamp, a director of the Company, and 74,375 shares of Common Stock owned by Mr. Asmo, a director of the Company, and 2,095 shares of Common Stock owned by Jeffrey A. Ross, an executive officer of the Company and includes 26,480 unissued shares of Company Common Stock as to which Mr. Ross has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of such forms furnished to the Company pursuant to Rule 16a-3 under the Exchange Act, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors and security holders required to file the same. Compensation of Executive Officers and Directors

Compensation of Executive Officers and Directors

Director Compensation - Each director who is not an officer of the Company receives a fee of $500 for attendance at each Board meeting, a fee of $250 for attendance at each telephonic Board meeting, and a fee of $250 for attendance at each meeting of a Board committee of which he is a member. Directors who are also officers of the Company receive no additional compensation for their services as directors. The Company has adopted a Non-Employee Director Stock Option Plan, which provides for the grant, at the discretion of the Company's Board of Directors, of options to purchase up to 90,000 shares of Company common stock upon such terms as are determined by the Board in its discretion. In June, 1997, options to purchase 10,800 shares of common stock at a purchase price of $4.17 per share were granted under the Director Option Plan.


         In January 1998 and September 1998 options to purchase 20,000 and 10,000 shares of common stock, respectively at a purchase price of $2.8125 and $2.000, respectively were granted under the Non-Employee Director Stock Option Plan.

         The 1999 Stock Option Plan described in this Proxy Statement also permits the grant of options to the Company's directors.


Executive Compensation - The following table shows, for the fiscal years ended December 31, 1998; 1997; and 1996 the cash compensation paid by the Company, as well as certain other compensation paid for those years to the Company's President and C.E.O. No other executive officers had total salary and bonus that exceeded $100,000 during the years ended 1998, 1997 and 1996. None of the Company's executive officers have employment agreements with the Company.



                           Summary Compensation Table

                                  Annual                        Long-Term
                                 Compensation                Compensation Awards
                          -------------------------              ------------
                                                                      Securities
Name and                                             Other Annual  Underlying
Principal Position        Year    Salary    Bonus    Compensation  Options (1)
Charles R. Davis          1998   $178,325   $     0   $0            80,000
President and             1997   $155,000   $25,000   $0            37,800(2)
Chief Executive Officer   1996   $132,315   $     0   $134,040(3)        0

         (1) Stock options previously granted to the named Executive Officer, by their terms, automatically adjust to reflect certain changes in the outstanding Common Shares of the Company, including stock dividends.

         (2) On July 17, 1997, the Company agreed to grant to Mr. Davis performance options to purchase 200,000 shares of Company common stock, 50,000 of which will be granted if the Company has pre-tax earnings of at least $1 million in any fiscal year, 75,000 of which will be granted if the Company has pre-tax earnings of at least $1.5 million in any fiscal year, and 75,000 of which will be granted if the Company has pre-tax earnings of at least $2 million in any fiscal year, in each case as long as Mr. Davis was employed by the Company at the end of the applicable fiscal year. The performance options are exercisable at the market price of the common stock at the date of grant, which will be the date the Company files its Form 10-K with its audited financial statements showing that the required earnings plateau is satisfied. No performance options have been granted.

          (3) Reflects the difference between the fair market value of the Common Shares received and the stock option exercise price on the date of exercise.

The following table sets forth all options to acquire shares of the Company's Common Stock granted to the Company's President and Chief Executive Officer.


                     Stock Option Grants in Last Fiscal Year

                         Individual Grants
                 ----------------------------------
                                                    Potential Realized Value
                 Number Percent of Total        at Assumed Annual Rates of Stock
                   of    Options   Exercise            Price Appreciation
                 Options Granted to  Price  Expiration  for Option Term (1)
Name             Granted Employees per Share   Date       5%      10%
----             ------- --------- ---------   ----       --      ---
Charles R. Davis  50,000   26.5%   $2.8750   01/20/03   39,715   87,760
                  30,000   15.9%    2.0000   09/02/03   16,576   36,631

          (1) These assumed appreciation rates are not derived from the historical or projected prices of the Company's Common Stock or results of operations or financial condition and they should not be viewed as a prediction of possible prices or value for the Company's Common Stock in the future.

          (2) The stock options were granted under the Company's 1997 Incentive Stock Option Plan, and were exercisable commencing July 20, 1998, September 3, 1998 and March 2, 1999.

          (3) The stock options were granted under the Company's 1997 Incentive Stock Option Plan, and were exercisable commencing March 2, 1999 and April 10, 1999.


                 Aggregated Option Exercises in Last Fiscal Year
                        And Fiscal Year End Option Values

                                          Number of Shares  Value of Unexercised
                    Shares             Underlying Unexercised    In-the-Money
                   Acquired    Value     Options at FY End     Options at FY End
Name             on Exercised Realized Exercisable Unexercisable Exerc.Unexerc
Charles R. Davis     None       N/A      117,800         0         N/A   N/A
Robert V. Boylan     None       N/A       33,500         0         N/A   N/A


No options at year end were in-the-money options.

     Incentive Stock Option Plans - The Company has adopted a 1996 Incentive Stock Option Plan and a 1997 and 1998 Employee Stock Option Plan (the "Incentive Plans") which provide for the grant, at the discretion of the Board of Directors, of options to purchase up to 85,000 and 150,000 and 100,000 shares, respectively, of Common Stock to key employees of the Company. It is intended that options granted under the Incentive Plans qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. The selection of participants, allotment of shares, determination of exercise price and other considerations relating to the grant of options under the Incentive Plans is determined by the Board of Directors, at its discretion. Options granted under the Incentive Plans are exercisable for a period of up to ten years and five years, respectively, after the date of grant at an exercise price which is not less than the fair market value of the shares on the date of grant, except that the term of an incentive stock option granted under the Incentive Plans to a shareholder owning more than 10% of the outstanding shares may not exceed five years and its exercise price may not be less than 110% of the fair market value of the shares on the date of grant. In January 1997, the Company granted options under the 1996 Incentive Plan to purchase 29,500 shares of Common Stock at a purchase price of $3.7037 per share. Options granted under the 1996 Incentive Plan were not exercisable until the expiration of one year after the date of grant. On two different occasions in March 1997, the Company granted options under the 1997 Employee Plan to purchase 40,000 shares of Common Stock at a purchase price of $3.50 per share and 5,000 shares of Common Stock at a purchase price of $3.7037 per share. In December 1997, the Company granted options under the Incentive Plan to purchase 13,000 shares of Common Stock at a purchase price of $3.0625 per share. On four different occasions in 1998 the Company granted options under the 1997 Incentive Stock Option Plan. In January 1998, the Company granted options to purchase 70,000 shares of Common Stock at a purchase price of $2.875 per share. On March 3, 1998, the Company granted options to purchase 40,000 shares of Common Stock at a purchase price of $2.8125 per share. On March 10, 1998, the Company granted options to purchase 3,000 shares of Common Stock at a purchase price of $3.00 per share. On April 1, 1998, the Company granted options to purchase 6,000 shares of Common Stock at a purchase price of $3.50 per share. On two different occasions in 1998 the Company granted options under the 1998 Incentive Stock Option Plan. In September, the Company granted options to purchase 65,000 shares of Common Stock at a purchase price of $2.00 per share. In October, the Company granted options to purchase 5,000 shares of Common Stock at a purchase price of $1.00 per share. Options currently outstanding under the 1997 Incentive Plan are exercisable based on the following schedule:

                                             Cumulative Percentage of Aggregate
                                             Number of Shares of Stock Covered
Exercise Period                              by an Option Which May be Exercised
---------------                              -----------------------------------
Beginning on the one year anniversary date
after date of grant                                          33%*

Beginning on the second anniversary date
after date of grant                                          33%*

Beginning on the third anniversary date
after date of grant                                          33%*

*less, in the case of each exercise period, the number of Shares, if any, previously purchased under the Option.


Certain Transactions

     On January 23, 1998, the Company redeemed, at a discount of $1.5 million and in advance of its January 1, 2002 maturity, the subordinated debenture due to Media Source, Inc. (formally known as Pages, Inc.), the Company's former parent. S. Robert Davis is the Chairman of the Board of Media Source, Inc. and the beneficial owner of 21.62% of the outstanding shares of common stock of Media Source, Inc. and Charles R. Davis is the beneficial owner of 8.15% of the outstanding shares of common stock of Media Source, Inc.

xecutive Compensation Committee's Report on Executive Compensation

         Under the Rules of the Securities and Exchange Commission, the Company is required to provide certain information concerning compensation provided to the Company's Chief Executive Officer and its executive officers. The Executive Compensation Committee of the Board of Directors has prepared the following report for inclusion in this Proxy Statement.

         The Compensation Committee has designed its executive compensation policies to provide incentives to its executives to focus on both current and long-term Company goals, with an overriding emphasis on the ultimate objective of enhancing stockholder value. The Compensation Committee has followed an executive compensation program, comprised of cash and equity-based incentives, which recognizes individual achievement and encourages executive loyalty and initiative. The Compensation Committee considers equity ownership to be an important factor in providing executives with a closer orientation to the Company and its shareholders. Accordingly, the Compensation Committee encourages equity ownership by its executives through the grant of options to purchase Common Stock.

         The Company believes that providing attractive compensation opportunities is necessary to assist the Company in attracting and retaining competent and experienced executives. Base salaries for the Company's executives are established on a case-by-case basis by the Compensation Committee, based upon current market practices and the executive's level of responsibility, prior experience, breadth of knowledge, and salary requirements. The base salaries of executive officers are reviewed annually by the Compensation Committee. Adjustments to such base salaries have been made considering: (a) historical compensation levels; (b) the overall competitive environment for executives; and
(c) the level of compensation necessary to attract and retain executive talent. Stock options have historically been awarded upon hiring, promotion, or based upon merit considerations. As the value of a stock option is directly related to the market price of the Company's Common Stock, the Compensation Committee believes the grant of stock options to executives encourages executives to take a view toward the long-term performance of the Company. Other benefits offered to executives are generally the same as those offered to the Company's other employees.

         The Compensation Committee utilizes the same policies and consideration enumerated above with respect to compensation decisions regarding the President, Charles R. Davis and the Chief Operating Officer, Robert V. Boylan. Mr. Davis' and Mr. Boylan's 1998 base salaries were determined primarily by reference to historical compensation, scope of responsibility, and the Company's desire to retain their services. The Compensation Committee believes its compensation policies with respect to the Company's executive officers promote the interests of the Company and its shareholders through current motivation of the executive officers coupled with an emphasis on the Company's long-term success.

                                                      Compensation Committee:
                                                      S. Robert Davis
                                                      David J. Richards
                                                      Michael P. Beauchamp

     The following graph represents a comparison of the cumulative total shareholder return on the Common Stock, assuming dividend reinvestment, with The NASDAQ Composite Index and The NASDAQ Industrial Index. This graph assumes that $100 was invested on January 15, 1997, the first day of trading after the effective date of the spin-off of the Company from Media Source, Inc. The Company paid an 8 percent stock dividend on August 1, 1997, which is included in the 1997 total shareholder return. The stock price performance shown below is not necessarily indicative of future performance.


Stock Price Performance Graph


                   1/15/97        12/31/97     12/31/98
CASCO                100            90.000       52.000
Nasdaq Composite     100           117.691      164.393
Nasdaq Industrials   100           106.731      113.986


         The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Item 2.    Approval of the 1999 Stock Option Plan



     General. The Plan provides for the grant of options in the form of incentive stock options ("incentive stock options") meeting the applicable statutory requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and options not meeting such requirements ("nonqualified stock options"). Each option granted under the Plan will be evidenced by a written stock option grant and agreement. The Plan is attached to this Proxy Statement as Attachment A. The summary of the Plan set forth herein is qualified in its entirety by reference to the Plan. The purposes of shareholder approval of the Plan were: (i) to permit the options to purchase 600,000 shares of Common Stock under the Plan to qualify for incentive stock option treatment pursuant to
Section 422 of the Code; and (ii) to satisfy the applicable requirements of The Nasdaq Stock Market.

         Shares Subject to Options. The Plan permits options to be granted to purchase up to 600,000 shares of Common Stock in the aggregate. At this time, it is not known which eligible directors, officers, employees and consultants, if any, will receive grants under the Plan or the number of shares which will be covered by any such grants. Such determinations will be made from time to time by the Administrator (as hereinafter defied). To the extent that options granted under the Plan expire or terminate without having been exercised in full, the Common Stock subject thereto will become available for further options under the Plan. Provision is made under the Plan for appropriate adjustment in the number of shares of Common Stock covered by each option granted thereunder and the related option price, in the event of any change in the Common Stock by reason of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights, or any other change in the capital structure of the Company.

         Administration. The Plan will be administered by the Company's Board of Directors (the "Board") or a committee (the "Committee") appointed by the Board (the "Administrator") which must be constituted to comply with applicable laws.

         Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to the Committee, and subject to the approval of any relevant authorities, the Administrator has the authority in its discretion to determine the fair market value of the Company's Common Stock, to select the persons to whom options may from time to time be granted under the Plan, to determine the number of shares to be covered by each option, to approve forms of option grants for use under the Plan, and to determine the terms and conditions of options granted under the Plan. Such terms and conditions include, but are not limited to, the exercise price, the time or times when options may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its discretion, will determine. The Administrator also has the authority to determine whether and under what circumstances an option may be settled in cash instead of Common Stock, to reduce the exercise price of any option to the then fair market value if the fair market value of the Common Stock covered by the option has declined since the date the option was granted, to initiate an option exchange program, to prescribe, amend and rescind rules and regulations relating to the Plan, to allow optionees to satisfy withholding tax obligations by electing to have the Company withhold from the shares to be issued upon exercise of an option that number of shares having a fair market value equal to the amount required to be withheld and to construe and interpret the terms of the Plan and awards granted pursuant to the Plan. All decisions, determinations and interpretations of the Administrator are final and binding on all optionees.

         Eligibility. Directors and employees of the Company, including officers and directors employed by any parent or subsidiary of the Company and persons who are engaged by the Company or any parent or subsidiary of the Company to render consulting or advisory services are eligible to receive awards under the Plan. Such persons are referred to in the Plan as "Service Providers." Non-statutory stock options may be granted to Service Providers. Incentive stock options may only be granted to employees and are subject to certain limitations set forth in the Plan.

     Term of Plan. The Plan became effective upon its adoption by the Board and continues in effect for a term of 10 years unless sooner terminated under the provisions of the Plan.

         Term of Options. The term of each option granted under the Plan must be stated in the option grant. However, the term can be no more than 10 years after the date of grant, subject to certain limitations in the case of incentive stock options.

         Option Exercise Price and Consideration. The per share exercise price for the shares to be issued upon exercise of an option will be such price as is determined by the Administrator, but in the case of an incentive stock option granted to an employee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price must be no less than 110% of the fair market value per share on the date of grant. Incentive stock options granted to other employees must be at a purchase price not less than 100% of the fair market value per share on the date of grant.

         In the case of a non-statutory stock option the exercise price must be no less than 100% of the fair market value per share on the date of grant. Notwithstanding the foregoing, options may be granted with a per share exercise price other than as described above pursuant to a merger or other corporate transaction.

         The consideration to be paid for the shares to be issued upon exercise of an option, including the method of payment, is determined by the Administrator. Such consideration may consist of cash, check, promissory note, other shares of Company Common Stock, consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or any combination of the foregoing.

         Exercise of Options. Options granted under the Plan are exercisable according to the terms of the Plan at such times and under such conditions as determined by the Administrator and set forth in the option grant. Unless the Administrator determines otherwise, vesting of options is tolled during any unpaid leave of absence.

         If an optionee ceases to be a service provider under the Plan, such optionee may exercise his or her option within such period of time as is specified in the option grant (at least 30 days) to the extent that the option is vested on the date of termination, but in no event later than the expiration of the term of the option as set forth in the option grant. In the absence of a specified time in the option grant, the option remains exercisable for three months following the optionee's termination. If, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option revert to the Plan. If, after termination, the optionee does not exercise his or her option within the time specified by the administrator, the option terminates and the shares covered by the option revert to the Plan.

         If an optionee ceases to be a service provider as a result of the optionee's disability, as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, the optionee may exercise his or her option within such period of time as is specified in the option grant (at least six months) to the extent the option is vested on the date of termination, but in no event later than the expiration of the term of the option as set forth in the option grant. In the absence of a specified time in the option grant, the option remains exercisable for 12 months following the optionee's termination. If on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option revert to the Plan. If after termination, the optionee does not exercise his or her option within the time specified in the Plan, the option terminates and the shares covered by the option revert to the Plan.


         If an optionee dies while a service provider, the option may be exercised within such period of time as is specified in the option grant (at least six months) to the extent that the option is vested on the date of death (but in no event later than the expiration of the term of the option as set forth in the option grant) by the optionee's estate or by a person who acquires the right to exercise the option by bequest or inheritance. In the absence of a specified time in the option grant, the option remains exercisable for 12 months following the optionee's termination. If, at the time of death, the optionee is not vested as to the entire option, the shares covered by the unvested portion of the option immediately revert to the Plan. If the option is not so exercised within the time specified in the Plan, the option terminates and the shares covered by the option revert to the Plan.


         Amendment and Termination of the Plan. The Board may at any time amend, alter, suspend or terminate the Plan, but no such action will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Administrator in writing.

         Federal Income Tax Considerations. Under current federal tax law, the holder of an option that qualifies as an incentive stock option under Section 422 of the Code generally does not recognize income for federal income tax purposes at the time of the grant or exercise of an incentive stock option (but the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax). The optionee generally will be entitled to long-term capital gain treatment upon the sale of shares acquired pursuant to the exercise of an incentive stock option if the shares have been held for more than two years from the date of grant of the option and for more than eighteen months after exercise, and the Company will not be entitled to any deduction for federal income tax purposes. If the optionee disposes of the stock before the expiration of either of these holding periods (a :disqualifying disposition"), the gain realized on disposition will be compensation income to the optionee to the extent the fair market value of the underlying stock on the date of exercise (or, if less, the amount realized on disposition of the underlying stock) exceeds the applicable exercise price and a corresponding deduction will be allowed to the Company.

         Under current federal tax law, an optionee does not recognize income for federal income tax purposes upon the grant of a nonqualified stock option but must recognize ordinary income upon exercise to the extent of the excess of the fair market value of the underlying shares on the date of exercise over the exercise price of the option. The Company generally will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the optionee. A subsequent disposition of the shares acquired pursuant to the exercise of a nonqualified option typically will give rise to capital gain or loss to the extent the amount realized for the sale differs from the fair market value of the shares on the date of exercise. This capital gain or loss will be long-term gain or loss if the shares sold had been held for more than eighteen months after the date of exercise.


Independent Public Accountants


         The accounting firm of Hausser + Taylor LLP, Columbus, Ohio, is the Company's principal auditor and accountant for the year ended December 31, 1998. The Company has not selected an auditor and accountant for the next fiscal year. Management expects that a representative of Hausser + Taylor LLP will be present at the Annual Meeting of Stockholders. The Hausser + Taylor representative will be afforded an opportunity to make a statement at the meeting if desired and is expected to be available to respond to appropriate questions.



Annual Report


         The  Company's  annual  report on Form 10-K for the  fiscal  year ended
December 31, 1998, which includes financial statements, was mailed to each shareholder receiving this Proxy Statement.

         The Company will provide, without charge, to any person receiving a copy of this Proxy Statement, upon written or oral request of such person, by first class mail a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, including the financial statements and the financial statement schedules thereto. Such request should be addressed to Jeffrey A. Ross, Chief Financial Officer, CASCO INTERNATIONAL, INC., 4205 East Dixon Boulevard, Shelby, North Carolina 28150.

Other Proposed Action

         The Board of Directors does not intend to bring any other matters before the meeting nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

Stockholder Proposals and Submission


         If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, such proposal must be received by the Company no later than December 18, 1999 to be eligible for inclusion in the proxy material for that meeting. Notice to the Company of a stockholder proposal submitted other than pursuant to Securities and Exchange Commission Rule 14a-8 will be considered untimely and you may not bring it before the 2000 Annual Meeting, if we receive it after March 3, 1999.

                                    Exhibit A

                            CASCO INTERNATIONAL, INC.
                             1999 STOCK OPTION PLAN


         1. Purposes of the Plan. The purposes of this Stock Option Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant.

         2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended. (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

          (f) "Common Stock" means the Common Stock of the Company.

          (g)  "Company"   means   CASCO   International,   Inc.,   a   Delaware
               corporation.

          (h) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

          (i) "Director" means a member of the Board of Directors of the Company.

          (j)  "Disability"  means total and permanent  disability as defined in
               Section 22(e)(3) of the Code.

          (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider (defined below) shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

          (iii)In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (o) "Non-Statutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q) "Option" means a stock option granted pursuant to the Plan.

          (r) "Option Grant" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Grant is subject to the terms and conditions of the Plan.

          (s) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

          (t) "Optioned Stock" means the Common Stock subject to an Option.

          (u) "Optionee" means the holder of an outstanding Option granted under the Plan.

          (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w)  "Plan"  means this CASCO  International,  Inc.  1999 Stock Option
               Plan.

          (x) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

          (y)  "Service Provider" means an Employee, Director or Consultant.

          (z) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

          (aa) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 600,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Administration of the Plan.

                  (a) Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion: (i) to determine the Fair Market Value; (ii) to select the Service Providers to whom Options may from time to time be granted hereunder; (iii) to determine the number of Shares to be covered by each such award granted hereunder; (iv) to approve forms of Option Grants for use under the Plan; (v) to determine the terms and conditions of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock; (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; (viii) to initiate an Option Exchange Program; (ix) to prescribe, amend and rescind rules and regulations relating to the Plan; (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the
Administrator may deem necessary or advisable; and (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

                  (c)  Effect  of  Administrator's   Decision.   All  decisions,
determinations and interpretations of the Administrator shall be final and binding on all Optionees.

         5.       Eligibility.

                  (a) Non-Statutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.


                  (b) Each Option shall be designated in the Option Grant as either an Incentive Stock Option or a Non-Statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-Statutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

          6. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

         7. Term of Option. The term of each Option shall be stated in the Option Grant; provided, however, that the term shall be no more than ten (10) years after the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years after the date of grant or such shorter term as may be provided in the Option Grant.

         8.       Option Exercise Price and Consideration.

                  (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                           (i)      In the case of an Incentive Stock Option

                                    (A) granted to an Employee  who, at the time
of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)     granted to any other  Employee,  the
per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii)     In the case of a Non-Statutory  Stock
Option, the exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (iii)  Notwithstanding the foregoing,  Options may be
granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (l) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9.       Exercise of Options.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Grant. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives:

                           (i)      written or  electronic  notice of exercise
(in accordance with the Option Grant) from the person entitled to exercise the Option, and

                           (ii) full  payment  for the  Shares  with  respect to
which the Option is exercised. Full payment may
consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Grant and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Grant (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days after the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         14.      Conditions Upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         15. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         17. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

         18. Restriction on Disposition of Shares. Shares acquired upon the exercise of Options shall not be disposed of by an Optionee before the expiration of six months after the Option was acquired.

         Adopted by the Board of Directors on ______________, 1999.

                            CASCO INTERNATIONAL, INC.
                    1999 STOCK OPTION PLAN STOCK OPTION GRANT


         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this "Option Grant".

         I. Notice of Stock Option Grant. The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Grant, as follows:

         Optionee  _______________

         Date of Grant _______________

         Exercise Price per Share $______________

         Total Number of Shares Granted _______________

         Type of Option:  Incentive Stock Option/Non-Statutory Stock Option

         Stock Option Expiration Date: The Option shall terminate with respect to the vested portions thereof three (3) months following termination of Optionee's employment with the Company; provided, however, that in the case of termination of employment by reason of death or disability, the Option shall terminate with respect to the vested portions thereof three (3) years following termination of employment. The Option shall be cancelled with respect to the non-vested portion thereof on the date of termination of employment.

               Vesting Schedule: This Option shall be exercisable, in whole or in part, according to the following vesting schedule: [HOLD].

         II.      AGREEMENT

         1. Grant of Option. The Administrator of the Company hereby grants to ______________ the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Grant, the terms and conditions of the Plan shall prevail. If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Non-Statutory Stock Option ("NSO").

         2.       Exercise of Option.

                  (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Grant.

                  (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit "A" (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit "B."

         4. Method of Payment. Payment of the aggregate Exercise Price shall be:

                  (a)      by cash or check; or

                  (b) in the sole discretion of the Administrator and upon request of the Optionee, by either of the following, or a combination thereof:
(1) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or (2) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

         6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Grant shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         8. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

                  (b) Exercise of Non-Statutory Stock Option. There may be a regular federal income tax liability upon the exercise of a Non-Statutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                  (c) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held. In addition to the holding periods described above, in order to realize the lowest capital gains tax rates under the Taxpayer Relief Act of 1997, the Shares must be held for at least eighteen months.

                  (d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

         9. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

         10. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION GRANT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof Optionee has reviewed the Plan and this Option Grant in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Grant. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                      CASCO INTERNATIONAL, INC.


                                               By:
Signature
                                               Title
Print Name

Residence Address:

                                          Exhibit A to Plan Stock Option Grant

                     1999 STOCK OPTION PLAN EXERCISE NOTICE


CASCO International, Inc.
Attention:  President


         1. Exercise of Option. Effective as of today, _____________________, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase __________ shares of the Common Stock (the "Shares") of CASCO International, Inc. (the "Company") under and pursuant to the 1999 Stock Option Plan (the "Plan") and the Stock Option Grant dated _______________ (the "Option Grant").

         2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Grant.

         3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Grant and agrees to abide by and be bound by their terms and conditions.

         4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 11 of the Plan.

         5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         6.       Restrictive Legends and Stop Transfer Orders.

                  (a) Legends. Optionee understands and agrees that, unless registered under the Securities Act of 1933, the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE
                  OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE
                  SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  (b) Stop Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, unless registered under the Securities Act of 1933, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         7. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

         8. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

         9. Governing Law Severability. This Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

         10. Entire Agreement. The Plan and Option Grant are incorporated herein by reference. This Agreement, the Plan, the Option Grant and, unless registered under the Securities Act of 1933, the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                                 Accepted by:

OPTIONEE:                                     CASCO INTERNATIONAL, INC.


                                              By:
Signature
                                              Title:
Print Name

Date Received:

Residence Address:

                       INVESTMENT REPRESENTATION STATEMENT



OPTIONEE: COMPANY:  CASCO INTERNATIONAL, INC.


SECURITY:  COMMON STOCK

AMOUNT:  $

DATE:


         In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

               (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").


               (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of Delaware and any other legend required under applicable state securities laws.


         (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. Because the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of this paragraph.

                  (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.




Signature of Optionee



Print Name